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EXHIBIT 24.1: POWER OF ATTORNEY

The undersigned Directors of Paychex, Inc., do hereby constitute and appoint Jonathan J. Judge their true and lawful attorney and agent, to execute the Paychex, Inc., Annual Report on Form 10-K for the fiscal year ended May 31, 2005, for us and in our names as Directors, to comply with the Securities Exchange Act of 1934, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection therewith.

Dated: July 7, 2005                        /s/ B. Thomas Golisano
                                           -------------------------------
                                           B. Thomas Golisano

Dated: July 7, 2005                        /s/ G. Thomas Clark
                                           -------------------------------
                                           G. Thomas Clark

Dated: July 7, 2005                        /s/ David J. S. Flaschen
                                           -------------------------------
                                           David J. S. Flaschen

Dated: July 7, 2005                        /s/ Phillip Horsley
                                           -------------------------------
                                           Phillip Horsley

Dated: July 7, 2005                        /s/ Grant M. Inman
                                           -------------------------------
                                           Grant M. Inman

Dated: July 7, 2005                        /s/ J. Robert Sebo
                                           -------------------------------
                                           J. Robert Sebo

Dated: July 7, 2005                        /s/ Joseph M. Tucci
                                           -------------------------------
                                           Joseph M. Tucci